Midstream & Clean Infrastructure Corporate Access Days M a r c h 1 - 2 , 2 0 2 2 2022 Barclays

2 Forward-Looking Statements Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non- GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non-GAAP financial measures should not be considered an alternative to GAAP financial measures.

3 Our Solid Fourth Quarter and Full Year 2021 Results Once Again Demonstrated the Strength and Resilience of Our Business 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures Pipeline Throughputs Adjusted Net Income1 Q4 2021 Q4 2020 2020 2021 ★ We delivered on our promise to fund our spending with internally generated cash flows, funding 112% of our strategic capital from excess adjusted DCF 1 in 2021, up 11% over 2020

We were Pleased with 2021's Global Economic Recovery AND are Encouraged with the Outlook for 2022


2020
Refined Product Rebound
Increased Refinery Utilization
2021
Crude Demand Recovery
Higher Crude Prices
2022+
Permian Production Growth
U.S. Export Growth
$

4

5 We Performed Well in 2021, but We Expect an Even Stronger 2022 Working for an Even Stronger 2022 Improving: Adjusted EBITDA to $700-750MM* Improving: % of 2022 Spending Funded From Internally Generated Cash Flows (Over 2021) * - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures. Improving: Debt-to-EBITDA Ratio (Below 2021) We expect 2022 adjusted EBITDA to exceed 2021 adjusted EBITDA by ~6%*, excluding divested assets, based on the midpoint of our guidance

6 We Divested Non-strategic Assets in 2020 and 2021, and We Expect to Close Our Recently Announced Sale of the Point Tupper Facility in 1H 2022  In 2020 and 2021, we divested of non-core assets at an attractive multiple for a total of $356 million in proceeds Q4 2020 Texas City Terminal Q4 2021 Eastern U.S. Terminals $356MM Total Proceeds We expect to close on the sale of our Point Tupper terminal for $60 million in the first half of 2022 1 1 1 1H 2022 Point Tupper Terminal Total Proceeds $60MM Total Proceeds

7 We are Continuing to Work to Lower Our Debt-to-EBITDA Ratio and Strengthen Our Balance Sheet We have deployed proceeds from our assets sales to reduce debt, and our Debt-to-EBITDA ratio for year-end 2021 was below 4.0x We plan to deploy the proceeds of the Point Tupper sale to further improve our debt metric We are continuing to focus on reducing our leverage this year, and we expect to finish 2022 with our debt metric improved from year-end 2021 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 1 1 3.99x Below 4Q21 4.24x 1 4Q20 Actual 4Q21 Actual 2022 Outlook Improving Debt-to-EBITDA 1

8 This Year, We are Focusing 100% of Our Resources on Our Core Strategic Asset Footprint Crude Supply/Export Renewable Fuels Refined Products • Permian Crude System • Corpus Christi Crude System • St. James Terminal • Midcontinent • Colorado/NM/Texas • Northern Mexico • Established: • West Coast Network • Ethanol & bio-diesel blending • Developing: • Ammonia System Total Estimated 2022 Strategic Spending: 130-160MM West Coast Renewable Fuels Storage (~$25MM in 2022) Permian Crude Pipeline System (~$55MM in 2022)

9 Carbon Emissions Reduction Goals Generate Growing Demand, Which Offer Realizable Opportunities for Well-positioned Midstream Logistics, Like NuStar’s Stockton Selby Wilmington Gulf Coast Supply Singapore Supply Exports to Canada Tacoma Portland ★ Regulatory priorities on the West Coast and in Canada continue to dramatically increase demand for renewable fuels in the region ★ At the same time, obtaining permits for greenfield projects is difficult, which increases the value of existing assets ★ Our West Coast terminals have the access and optionality to receive and distribute renewable fuels across the West Coast 0 50 100 150 200 250 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 D ie se l V o lu m e , M B P D Fossil Diesel Biomass-Based + Renewable Diesel Source: IHS Markit 2021 California’s Transportation Fuel Supply With Low- Carbon Fuel Standard Compliance From Petroleum Diesel Alternatives Renewable Fuels

10 ★ We expect our market share to increase in 2022, along with associated EBITDA, as we complete additional projects presently in planning or under construction • We intend to convert remaining tankage to renewable fuels as the market demands ★ Our facilities are positioned to benefit from new production and conversion projects for renewable diesel, sustainable aviation fuel (SAF), ethanol and other renewable fuels across the region BIODIESEL ETHANOL RENEWABLE DIESEL 6% 17% 25% NuStar’s Proportionate Share of California’s Renewable Fuels Market (Through 3Q 2021 Total Volume1) Source: California Air Resource Board (CARB) 1 – Most recent available data We Have Captured a Significant (and Still Growing) Proportion of the Region’s Renewable Fuels Supply… Renewable Fuels SUSTAINABLE AVIATION FUEL 52%

Renewable Fuels

… And We are Partnering With Key Customers to Develop Our Renewable Fuels Network, as LCFS Mandates Expand to Additional Markets

- ★ We have established ourselves as an early mover in the renewable fuels transportation market by developing and completing a number of renewable fuels projects
- ★ These projects, in partnership with our customers on the West Coast, have allowed NuStar to capture market share and build on relationships with key global producers
  - Our facilities are positioned to benefit from new production and conversion supply projects for renewable diesel, sustainable aviation fuel (SAF), ethanol and other renewable fuels as the renewable fuels market continues to grow

		Complete
Portland	Convert 36,000 bbls to **biodiesel**	✓
	Convert 57,000 bbls to **renewable diesel**	✓
Selby	Construct truck-loading for **renewable diesel**	✓
	Multimodal shipment of **SAF**	✓
	Convert 208,000 to **SAF**	✓
	Modify rail to handle **renewable feedstock** offloading	✓
Stockton	Convert 30,000 bbls to **biodiesel**	✓
	Convert 73,000 bbls to **renewable diesel** and expand **renewable diesel** handling to all 15 rail spots	✓
	Convert 151,000 bbls to **renewable diesel**	2Q22 Est.
	Connect to **ethanol** unit train offload facility	2Q22 Est.
Wilmington	Convert 160,000 bbls to **renewable diesel**	✓
	Reconfigure dock for enhanced marine capability	1H25 Est.

NuStar's West Coast Terminals Renewable Fuel Growth*


6000
5000
4000
3000
2000
1000
0
2017
2018
2019
2020
2021
Portland
Selby
Stockton
Wilmington

* Includes biodiesel, ethanol, renewable diesel and SAF

11

Renewable Fuels

Beyond the West Coast, We are Developing Near- and Long-term Opportunities for Our Ammonia System, Both Renewable and Conventional

- Our Ammonia Pipeline is the longest <u>and only</u> ammonia pipeline in the country, spanning over 2,000 miles and seven states, from Louisiana, north along the Mississippi to Missouri, and then northwest and east, to Nebraska and Indiana
- Today, we provide the lowest-cost option for transporting imported and domestically produced ammonia to fertilize crops in our nation's "breadbasket"
- We have capacity available to transport additional volumes, including "blue" or "green" ammonia
  - Currently running ~30 MBPD (~3,500 STPD[1]), but have capacity close to ~50 MBPD (~5,500 STPD)


SD
MN
NuStar West Leg
~740 Miles
6",8"
MI
NE
IA
IL
IN
KS
MO
NuStar East Leg
~430 Miles
6"/8"
NuStar Main Leg
~830 Miles
8"/10"
TN
OK
AR
MS
AL
St. James
TX
LA
Terminal
NuStar Energy L.P.

1 – short tons per day

12

13 Ammonia, the World’s Second-most Widely Used Chemical, Offers Significant “Greening” Opportunities  Ammonia is the basic building block for ammonium nitrate fertilizer, which releases nitrogen, an essential nutrient for growing plants • About 90% of the 200 million tons of ammonia (worth about $60 billion in the aggregate) produced each year is used for fertilizer • About ½ of the world’s food production relies on ammonia  Traditional fossil-fuel ammonia production is estimated to contribute about 1.6% of global GHG emissions, which has driven interest in its de-carbonization • “Blue” ammonia is produced with natural gas, but the associated emissions are captured and stored • “Green” ammonia is produced using “renewable” electricity to power an electrolyser to extract hydrogen from water and an air separation unit to extract nitrogen from air, which are then combined, through a chemical reaction powered by renewable electricity, to produce ammonia  In addition, “blue” and “green” ammonia have potential for use as lower-carbon alternative fuels: for engines/turbines to generate electricity, in alkaline fuel cells, as an up-to-70% blend ICE vehicles and for the maritime industry  Ammonia can also be a lower-cost option for transporting hydrogen, which can be used for fuel cells or other applications, but ammonia is easier to transport and store than hydrogen as it doesn’t require cryogenic or high-pressure storage and can be relatively easily cracked to convert it to hydrogen NH3 Gas Turbine NH3 Fuel-cell Ship 70% NH3-fueled Car 50% of World’s Food Production Relies on NH3 Sources: Science Magazine, IHS Markit, Argus Renewable Fuels

14 U.S. Gasoline and Diesel Demand was Strong Through 2021, and 2022 is Expected to be Even Stronger ★ Gasoline demand in the United States recovered throughout 2021 and is on track to remain near pre- Covid levels in 2022 ★ Diesel demand is expected to exceed pre-Covid levels starting in the first quarter of 2022 and stay on track through the remainder of the year Source: ESAI Refined Products 86% 97% 98% 97% 93% 9… 99% 96% 97% 96% 94% 98% 105% 99% 98% 102% 75% 80% 85% 90% 95% 100% 105% 110% 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 U.S. Gasoline & Diesel Demand (as a % of Pre-Covid Demand) Gasoline Diesel

15 NuStar’s Refined Products Systems Serve Key Markets Across the Midcontinent and Texas… Refined Products Midcontinent Systems- ★ CENTRAL EAST: A 2,500-mile pipeline system with multiple delivery options • East Pipeline – This system serves important markets across the Midwest/West, with flexible refined product supply from refineries in McPherson, Kansas, El Dorado, Kansas and Ponca City, Oklahoma • North Pipeline – System flows from North Dakota to the Twin Cities, serving both rural markets and large cities with refined product supply from Mandan, North Dakota refinery ★ CENTRAL WEST: Comprised of over 2,200 miles of pipeline with structural exclusivity, serving markets in Texas and nearby states supplied from the McKee, Texas refinery South Texas Systems- ★ Around 700 miles of pipeline with structural exclusivity, primarily serving markets in Texas and northern Mexico supplied from refineries located in Corpus Christi and Three Rivers, Texas

16 … And Our Markets Have Proven Resilient (and are Expected to Continue to See Strong, Consistent Demand) Our resilient asset base recovered quickly from April 2020’s pandemic low Our refined product throughputs are up 9% over 4Q 2020  Full-year 2021 refined product throughputs were approximately 105% of our full- year 2019 (pre-Covid) levels 1 – Comparison of year-over-year demand; applicable periods adjusted for Northern Mexico projects for a comparable presentation; includes on-road product demand in our storage system 2 – Comparison of 2019 versus 2021; adjusted for Northern Mexico projects; includes on-road product demand in our storage system Refined Products Total Refined Products 70% 94% 100% 95% 105% 105% 97% 0% 20% 40% 60% 80% 100% 120% Apr-20 Aug-20 Oct-20 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Percentage of Pre-COVID Demand Central West Region South Texas Central East Region Overall 1 1 1 1 2 2 2 2 1

17Source: ESAI 84% 54% 76% PADD 1 101% 88% 97% PADD 2 93% 63% 87% PADD 4 87% 56% 76% PADD 5 96% 83% PADD 3 88% 2020 Low 2021 Avg. 95% 78% 88% 2019 Avg. U.S. ★ At the end of 2021, U.S. refinery utilization reached 88% and is currently expected to average 94% in 2022, which is in line with pre-pandemic levels ★ USGC refiners’ location is expected to continue to provide several advantages, relative to other U.S. regions: • Better access to lower- priced natural gas, which should mitigate seasonal volatility • Capacity to upgrade heavy fuel oil • Better access to export markets for refined products U.S. Refinery Utilization has Risen Along With Rebounding Product Demand Refined Products Crude Supply/Export U.S. Refinery Utilization (by PADD, 2019-2022) 94% 2022 Avg. 84% 92% 104% 94% 88%

18 The Permian Basin is Leading U.S. Shale Rebound, With Our Permian System Continuing to Outperform ★ Because of its superior geology and low breakeven costs, the Permian Basin’s shale production: • Exited 2021 at 4.6 MMBPD, representing approximately 58% of the nation’s total shale output • Projected to exit 2022 at 4.9 MMBPD, representing 6% growth compared to 2021 exit ★ As of January, our system’s throughput volumes are now up 41% above Covid lows, while the rest of the Permian is up 28% from Covid lows ★ We exited 2021 at approximately 520 MBPD (above our guidance of 514 MBPD) and expect to exit 2022 between 560 and 570 MBPD Source: EIA Drilling Productivity Report (February 2022), Rystad, ESAI - Crude Supply/Export 304% 120% 0% 40% 80% 120% 160% 200% 240% 280% 320% C u m u la ti v e M o n th ly G ro w th ( % ) NuStar's System Throughput Growth & Recovery is Outpacing the Permian Basin NS Growth Permian Growth 3.8 3.9 4.1 4.7 4.4 5.4 5.9 0 1 2 3 4 5 6 2019 2020 2021 2022 2023 M M B P D Permian Basin Shale Production Outlook (Avg as of January 2022) ESAI Rystad 0 3 6 9 12 M M B P D Permian Oil Production (2018-2025) WTI @ $50 WTI @ $70 WTI @ $90 WTI @ $110

19Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures Our “Core of the Core” Location has Attracted Top-Tier Customers Whose Activity is Supporting Steady Growth ★ The quality of geological formations underlying our system attracts the strongest customers • ~72% of our system’s revenue is generated from investment-grade (IG) rated and Non-IG BB-rated entities1 22% 43% 35% Major Private Other Public NS System Producer-type2 (% Average Daily Volume) Producer Average Cost of Debt, Weighted by Acreage: 4.6% 3 ★ We averaged 516 MBPD in 4Q21(our best quarter since we acquired the system in 2017) and exited 2021 at approximately 520 MBPD ★ Our producers have averaged around 20-25 rigs throughout 2021 and have around 20% of the total Permian drilled- uncompleted (DUCs) wells on the system, which provide an important platform for growth $7 $12 $14 $12 $19 $27 $27 $23 $31 $35 $39 $38 $33 $38 $33 $37 $43 $46 $47 139 159 187 211 266 314 327 349 370 395 435 453 400 423 418 402 450 502 516 0 100 200 300 400 500 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 2 Q 1 7 3 Q 1 7 4 Q 1 7 1 Q 1 8 2 Q 1 8 3 Q 1 8 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 EBITDA ($MM) System Receipts (Avg MBPD) NS Permian Crude System Performance (by Quarter) * Adjusted * Crude Supply/Export 1 – For the year ended December 31, 2021 3 – As of February 23, 2022 2 – For the month ended December 31, 2021

20 Producers in the Basin Are Once Again Bullish on Permian Growth, Strength & Resiliency Crude Supply/Export “So we grew our Permian production from 2020 to 2021 by over 25%. Our expectation as we go into 2022 is to grow another 25%. And that's doing that with a very tight control on capital.” “We expect liquids to account for 47% of our revenue mix, up from 40% in 2021. We plan to accomplish this by weighing more capital to our oil and liquids-rich areas, with 49% in the Permian, 7% in the Anadarko, and 44% in Marcellus.” “In the Permian, we expect to run six rigs and two completion crews during 2022. This is a modest increase in activity coupled with a 7% increase in dollars per foot to $865 per foot at the midpoint.” “I think 2022 Permian production will be a little bit better than we showed at our Investor Day last March and, roughly speaking, up around maybe 10% compared to full year average in 2021.“ “… we're going to see a 50% increase in wells put on production in 2022 versus 2021.” “We talked in our 10-year plan of a growth rate for our Permian in the high- single digits.” “You've seen our operated production grow more than 35% in the Permian since we did the Shell deal and other things.” Source: 4Q 2021 Earnings Call Transcripts

Crude Supply/Export

Since Completing Our Mainline in 2019, We are now Investing in Pace With Our Producers' Growth

	May 2017	Current
System Capacity	220,000	700,000
Receipt Points	122	317
Pipeline Miles	~600	~975
Storage (bbls)	900,000	1,600,000

Dedicated Acres	500,000
AMI	4,200,000


Martin Co.
Howard Co.
Colorado City Terminal
Big Spring Terminal and Truck Station
Delek Big Spring Refinery
Centurion
Enterprise
Stanton Terminal
Glasscock Co.
Midland Co.
Sunoco
Plains
EPIC PL

Third-Party Connections
NuStar Terminals
NuStar Truck Unloading Facilities

Delivery Locations

Midland:
- ★ Plains Cactus I & II, Basin, Sunrise and others
- ★ Enterprise Midland to Echo
- ★ Sunoco Permian Express
- ★ EPIC
- ★ Lotus Centurion
- ★ Wink-to-Webster

Colorado City:
- ★ Sunoco WTG, Permian Express
- ★ Bridgetex
- ★ Plains Basin
- ★ Sunrise II

Other:
- ★ Delek Big Spring Refinery

21

22 As Global Demand Recovers in 2022, Corpus Christi is the Hub Best Positioned to Benefit From Future Growth  Corpus Christi remained the dominant Gulf Coast crude exports hub across 2020 and 2021, capturing 58% of the U.S. Gulf Coast’s total export volumes  With global demand recovering in 2022, U.S. Gulf Coast exports are also expected rebound to pre-pandemic levels in the second half of 2022  The Port of Corpus Christi’s expansion project is augmenting Corpus Christi’s position as the U.S.’s primary crude oil export hub as the first stages of that project are completed in 2023 Source: RBN Energy, ESAI 100.0 90.7 96.0 100.3 102.5 103.8 104.7 105.4 85 90 95 100 105 110 2019 2020 2021 2022 2023 2024 2025 2026 M M b p d Global Crude Oil Demand 58%27% 6% 9% U.S. Gulf Coast Crude Exports by Hub (2021 Actuals) Corpus Christi Houston Beaumont Louisiana Crude Supply/Export

23 Our Corpus Christi Crude System’s MVCs- for Export and Local Refinery Supply- Provide Strength & Stability In-bound Capacity Storage Capacity Outbound Capacity ★ Unlike most other midstream operators in the Port of Corpus Christi, NuStar provides unparalleled optionality for marine exports and extensive connectivity to local refineries ★ U.S. shale production growth and improving global demand will drive the recovery and growth in our CCCS volumes TOTAL: 3.9MMbbl • Potential expansion 0.4MMbbl TOTAL: 1.2MMBPD • South Texas Crude System 16” Pipeline - 240MBPD • Taft 30”- 720MBPD and expandable • Harvest 16” Pipeline - 240MBPD TOTAL: 1.2MMBPD • EXPORT DOCKS- 750MBPD to 1.0MMBPD • REFINERY SUPPLY- 220MBPD Crude Supply/Export ★ The heart of our Corpus Christi Crude System is our North Beach Terminal, which receives barrels from our South Texas Crude Oil Pipeline System, our 12” Three Rivers Supply Pipeline and our 30” pipeline from Taft, as well as from third-party pipeline connections 67% 68% 56% 67% 60% 33% 32% 44% 33% 40% 0 200 400 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 2023 MBPD CCCS Refinery Throughputs CCCS Dock Throughputs CCCS MVCs NuStar’s Corpus Christi Crude System Average Throughputs/Quarter 371 298 321 314 390 379

Crude Supply/Export

Our St. James Facility's Storage and Extensive Connectivity, via Pipeline, Marine and Rail, Position NuStar for Growth

Pipeline

Connections:

- ✓ 48" LOCAP – 2.0MMBPD
- ✓ 40" Capline Reversal (currently in-service) – 102MBPD
- ✓ 24" Bayou Bridge – 456MBPD
- ✓ 20" Ship Shoal – 360MBPD
- ✓ 18" Zydeco – 360MBPD
- ✓ 16" Crimson Bonefish – 108MBPD
- ✓ 30" Marathon Garyville – 530MBPD
- ✓ 24" Maurepas Pipeline – 380MBPD
- ✓ 24" XOM Baton Rouge – 350MBPD
- ✓ 16" XOM North Line – 150MBPD

- In 2019, Bayou Bridge began bringing WTI light, Bakken and Canadian barrels
- In January 2022, Capline owners reversed its service to bring heavy Canadian crude for use in regional refineries and export

Marine

Three Docks:

- ✓ Dock 1 – inland barge dock (bi-directional)
- ✓ Dock 2 – ship dock (bi-directional) Aframax capable
- ✓ Dock 5 – ship dock (receipt only) Light-Loaded Suezmax capable

- Growth in global demand and North American crude production will drive increased export opportunities
- Recent deepening of Mississippi River will allow for diversified interest
- We expect to be able to expand to 34MBPH with modest capital spend and our current loading capacity is 20MBPH

Rail

Two Unit Train Facilities:

- ✓ 240 unloading spots with track to store four additional unit trains
- ✓ Capable of unloading light, sweet crude oil at 18MBPH and heavy diluted crude oil at 8MBPH
- ✓ Strong customer interest in developing steam to facilitate unloading different grades of oil

- We have customer commitments for 30MBPD through April 2022, and we are currently negotiating renewals that include unit train optionality

24

25 In 2022, We Will Continue to Focus on NuStar’s Strategic Priorities Across Our Business Optimizing Our Business to Increase Cash Flow Reducing Our Debt Promoting Our ESG Excellence Our Strategic Priorities: 1. 2. 3.

APPENDIX

NuStar By-the-numbers

- Common Unit Price[1]: $15.96
- Distribution/CU/Year: $1.60
- Yield[1]: 10.0%
- Market Cap[1]: ~$1.7 billion
- Credit Ratings:
  - *Moody's: Ba3 (Stable)*
  - *S&P: BB- (Stable)*
  - *Fitch: BB- (Stable)*
- Enterprise Value[1]: ~$6.2 billion
- Total Assets: ~$5.2 billion
- Pipeline Miles: ~10,000
- Pipeline Volumes[2]: 2.0MMBPD
- Storage Capacity: ~57MMB
- Storage Throughput Volumes[2]: 438MBPD


NYSE: NS
NuStar
Energy L.P.
CRUDE OIL

1. As of February 28, 2022
2. Average daily volume for the quarter ended December 31, 2021

27

28 Long-term Commitments From Creditworthy Customers 61% 14% 25% Investment-Grade Large Private or International (Not rated) Other NuStar Investment-Grade (IG) Customers (% Pipeline/Storage 2021 Revenues) 33% 41% 26% Take-or-pay Contracts Structurally Exclusive Other Pipeline Segment Contracted1 Revenues (% 2022 Forecast – as of 4Q21) 56% 44% Take-or-pay Contracts Other Storage Segment Contracted Revenues (% 2022 Forecast – as of 4Q21) 1 - committed through take or pay contracts or through structural exclusivity (uncommitted lines serving refinery customers with no competition)

29 $111 $600 $500 $550 $600 $322 $403 $84 $885 $6 $0 $250 $500 $750 $1,000 Liquidity 2022 2023-2024 2025 2026 2027 2028-2029 2030 2038-2041 2043 Receivables Financing Sub Notes GO Zone Financing Senior Unsecured Notes Revolver $891 LIQUIDITY ($MM)1 Liquidity and Debt Maturity Schedule ★ In January 2022, we extended the term our $1.0 billion revolver through April 2025 and our receivables financing agreement through January 2025 ★ We utilized proceeds from the sale of the Eastern U.S. Terminals to pay-off our February 2022 bond maturities in November 2021 ★ This clears our debt maturity runway until 2025 Debt Maturities ($MM)1 1 – Balances as of December 31, 2021; debt maturities reflect January 2022 term extensions of revolver and receivables financing agreement

30 Capital Structure as of December 31, 2021 ($ in Millions) $1.0B Credit Facility $ 111 NuStar Logistics Notes (5.625%) 550 NuStar Logistics Notes (5.75%) 600 NuStar Logistics Notes (6.00%) 500 NuStar Logistics Notes (6.375%) 600 NuStar Logistics Sub Notes 403 GO Zone Bonds 322 Receivables Financing 84 Finance Lease Liability 52 Other (38) Total Debt $3,184 Common Equity and AOCI $ 226 Series A, B and C Preferred Units 756 Series D Preferred Units 616 Total Equity1 1,598 Total Capitalization $4,782 ★ As of December 31, 2021: • Credit facility availability ~$855MM • Debt-to-EBITDA ratio2 3.99x 1 - Total Equity includes Partners’ and Mezzanine Equity (Series D Preferred Units) 2 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures

31 Reconciliation of Non-GAAP Financial Information

32 Reconciliation of Non-GAAP Financial Information (continued)

33 Reconciliation of Non-GAAP Financial Information (continued)

34 Reconciliation of Non-GAAP Financial Information (continued)

35 Reconciliation of Non-GAAP Financial Information (continued)

36 NuStar Contact Information INVESTOR RELATIONS For additional information about corporate sustainability at NuStar, visit https://sustainability.nustarenergy.com/ SUSTAINABILITY (210) 918-INVR (4687) InvestorRelations@NuStarEnergy.com Sustainability@NuStarEnergy.com